THE APPLETON FUNDS

                       AGREEMENT AND DECLARATION OF TRUST

                                OCTOBER 31, 2000

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                               THE APPLETON FUNDS
                               ------------------

                       AGREEMENT AND DECLARATION OF TRUST
                       ----------------------------------

     AGREEMENT AND DECLARATION OF TRUST made this 31st day of October, 2000, by the Trustees hereunder, and by the holders of shares of beneficial interest to be issued hereunder as hereinafter provided.

                                   WITNESSETH:

     WHEREAS, this Trust is being formed as a business trust under the laws of the State of Ohio to carry on the business of an investment company; and

     WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of an Ohio business trust in accordance with the provisions hereinafter set forth;

     NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

                                    ARTICLE I
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                              NAME AND DEFINITIONS
                              --------------------

     SECTION 1.1 NAME. This Trust shall be known as "The Appleton Funds" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

     SECTION 1.2 DEFINITIONS. Whenever used herein, unless otherwise required by the context or specifically provided:

     (a) The "Trust" refers to the Ohio business trust established by this Agreement and Declaration of Trust, as amended from time to time;

     (b) "Trustees" refers to the Trustees of the Trust named herein or elected in accordance with Article III;

     (c) "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust or any Series of the Trust (as the context may require) shall be divided from time to time and shall include fractions of Shares as well as whole Shares;

     (d) "Series" refers to Series of Shares established and designated under or in accordance with the provisions of Article IV;

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     (e)  "Shareholder" means a holder of record of outstanding Shares;

     (f) The "1940 Act" refers to the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time;

     (g)  "Commission" shall have the meaning given it in the 1940 Act;

     (h) "Declaration of Trust" shall mean this Agreement and Declaration of Trust as amended or restated from time to time; and

     (i) "Bylaws" shall mean the Bylaws of the Trust as amended from time to time.

                                   ARTICLE II
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                                PURPOSE OF TRUST
                                ----------------

     The purpose of the Trust is to operate as an investment company, to offer Shareholders one or more investment programs primarily, but not exclusively, in securities and debt instruments and to engage in any and all lawful acts or activities for which business trusts may be formed under Chapter 1746.01 through 1746.99 of the Ohio Revised Code. Until the Trustees determine otherwise, the principal office of the Trust is to be located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

                                   ARTICLE III
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                                  THE TRUSTEES
                                  ------------

     SECTION 3.1    NUMBER, DESIGNATION, ELECTION, TERM, ETC.

     (a) INITIAL TRUSTEE. Upon execution of this Declaration of Trust or a counterpart hereof or some other writing in which he or she accepts such Trusteeship and agrees to the provisions hereof, James I. Ladge shall become a Trustee hereof.

     (b) NUMBER. The Trustees serving as such, whether named above or hereafter becoming a Trustee, may increase or decrease the number of Trustees to a number other than the number theretofore determined. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection (e) of this Section 3.1. A Trustee shall be an individual at least 21 years of age who is not under legal disability.

     (c) TERM. Each Trustee shall serve as a Trustee during the lifetime of the Trust and until its termination as hereinafter provided or until such Trustee sooner dies, resigns, retires or is removed. The Trustees may elect their own successors and may, pursuant to Section 3.1(f) hereof, appoint Trustees to fill vacancies; provided that, immediately

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          after  filling a vacancy,  at least  two-thirds  of the Trustees  then holding office shall have been elected to such office by the Shareholders at an annual or special meeting. If at any time less than a majority of the Trustees then holding office were so elected, the Trustees shall forthwith cause to be held as promptly as possible, and in any event within 60 days, a meeting of Shareholders for the purpose of electing Trustees to fill any existing vacancies.

     (d) RESIGNATION AND RETIREMENT. Any Trustee may resign his or her trust or retire as a Trustee, by written instrument signed by him or her and delivered to the other Trustees or to any officer of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument.

     (e)  REMOVAL. Any Trustee may be removed with or without cause at any time:
          (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective, (ii) by vote of the Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose, or (iii) by a declaration in writing signed by Shareholders holding not less than two-thirds of the Shares then outstanding and filed with the Trust's Custodian.

     (f) VACANCIES. Any vacancy or anticipated vacancy resulting from any reason, including without limitation, the death, resignation, retirement, removal or incapacity of any of the Trustees or resulting from an increase in the number of Trustees by the Trustees, may (but so long as there are at least three remaining Trustees, need not unless required by the 1940 Act) be filled either by a majority of the remaining Trustees through the appointment in writing of such other person as such remaining Trustees in their discretion shall determine (unless a shareholder election is required by the 1940 Act) or by the election by the Shareholders, at a meeting called for the purpose, of a person to fill such vacancy, and such appointment or election shall be effective upon the written acceptance of the person named therein to serve as a Trustee and agreement by such person to be bound by the provisions of this Declaration of Trust, except that any such appointment or election in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed or elected shall have accepted such appointment or election and shall have agreed in writing to be bound by this Declaration of Trust and the appointment or election is effective, the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance.

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     (g)  EFFECT OF DEATH, RESIGNATION, ETC. The death, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust.

     (h) NO ACCOUNTING. Except to the extent required by the 1940 Act or under circumstances which would justify his or her removal for cause, no person ceasing to be a Trustee as a result of his or her death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

     (i) MEETINGS. Meetings of the Trustees may be held regularly without call or notice at such places and at such times as the Trustees may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent Trustees. Special meetings of the Trustees may be held upon the call of the Chairman, the President, the Treasurer or two or more Trustees. Notice of any special meeting shall be mailed not less than 48 hours before the meeting or sent by telegram, given by telephone or in person not less than 24 hours before the meeting, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened. A quorum for any meeting of the Trustees shall be a majority of the Trustees then in office, provided that a quorum shall in no case be less than two Trustees. Whether or not a majority of the Trustees are present at any meeting, a majority of the votes cast upon the question may adjourn the meeting from time to time and the meeting may be held as adjourned without further notice; and at such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally notified. Unless provided otherwise by the 1940 Act or other applicable law, this Declaration of Trust or the Bylaws, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees. Such consents shall be filed with the minutes of the proceedings of the Trustees and shall be treated for all purposes as votes at the meeting.

          Any committee of the Trustees, including a nominating, executive or audit committee, if any, may act with or without a meeting. A quorum for any meetings of any such committee shall be a majority of the members thereof. Unless provided otherwise by statute, this Declaration of Trust or the Bylaws, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members. Such consents shall be filed with the minutes of the proceedings of such committee and shall be treated for all purposes as votes at the meeting.

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          With  respect to  actions of the  Trustees  and any  committee  of the
          Trustees, Trustees who are Interested Persons of the Trust within the meaning of the 1940 Act hereof or otherwise interested in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent permitted by the 1940 Act.

          All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting unless otherwise prohibited under the 1940 Act.

     (j) OFFICERS. The Trustee shall elect a President, a Secretary and a Treasurer and may elect a Chairman, one or more Vice Presidents, and such other officers as they deem necessary or appropriate. The Chairman, the President, the Treasurer and the Secretary shall be elected annually by the Trustees. Other officers, if any, may be elected or appointed by the Trustees at any time. The Trustees may authorize the Chairman, if any, or President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. Any officer of the Trust elected or appointed by the Trustees or by any committee of the Trustees may be removed at any time, with or without cause, in such lawful manner as may be provided in the Bylaws and in this Declaration of Trust. The Chairman and President shall be Trustees. Any other officer may but need not be a Trustee.

     (k) BYLAWS. The Trustees may adopt and from time to time amend or repeal Bylaws for the conduct of the business of the Trust, except with respect to any provisions of the Bylaws which by law or under this Declaration of Trust or the Bylaws require adoption, amendment or repeal by the Shareholders.

     SECTION 3.2 POWERS OF THE TRUSTEES. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility and the purpose of the Trust. Without limiting the foregoing, the Trustees may, in accordance with Section 3.3, employ one or more advisers, administrators, depositories and custodians and may authorize any depository or custodian to employ sub-custodians or agents and to deposit all or any part of such assets in a system or systems for the central handling of securities and debt instruments, retain transfer, dividend, accounting or shareholder servicing agents or any of the foregoing, provide for the distribution of Shares by the Trust through one or more distributors, principal underwriters or otherwise, set record dates or times for the determination of Shareholders or various of them with respect to various matters; they may compensate or provide for the compensation of the Trustees, officers, advisers, administrators, custodians, other agents, consultants and employees of the Trust or the Trustees on such terms as they deem appropriate; and in general they may delegate to any officer of the Trust, to any committee of the Trustees and to any employee, adviser, administrator, distributor, principal underwriter, depository, custodian, transfer and dividend disbursing agent, or any other agent or consultant of the Trust such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the

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business and affairs of the Trust,  including  without  implied  limitation  the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees.

     Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

     (a) INVESTMENTS. To invest and reinvest cash and other property, and to hold cash or other property uninvested without in any event being bound or limited by any present or future law or custom in regard to investments by trustees;

     (b) DISPOSITION OF ASSETS. To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

     (c) OWNERSHIP POWERS. To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities, debt instruments or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities, debt instruments or property as the Trustees shall deem proper;

     (d) SUBSCRIPTION. To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or debt instruments;

     (e) FORM OF HOLDING. To hold any security, debt instrument or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, sub-custodian or other depository or a nominee or nominees or otherwise;

     (f) REORGANIZATION, ETC. To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or debt instrument of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security or debt instrument held in the Trust;

     (g) VOTING TRUSTS, ETC. To join with other holders of any securities or debt instruments in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security or debt instrument with, or transfer any security or debt instrument to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

     (h) COMPROMISE. To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

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     (i)  PARTNERSHIPS,  ETC. To enter into joint  ventures,  general or limited partnerships and any other combinations or associations;

     (j) BORROWING AND SECURITY. To borrow funds or otherwise obtain credit and to mortgage and pledge the assets of the Trust or any part thereof to secure obligations arising in connection with such borrowing or obtaining of credit;

     (k) GUARANTEES, ETC. To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

     (l) INSURANCE. To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence; provided, however, that insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices may not be purchased;

     (m) PENSIONS, ETC. To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and;

     (n) DISPOSITION OF SHARES. To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer and otherwise deal in Shares, including Shares in fractional denominations, and, subject to the more detailed provisions set forth in Article V, to apply to any such repurchase, redemption, retirement,

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          cancellation  or  acquisition  of Shares any funds or  property of the
          Trust, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the State of Ohio governing business trusts and corporations.

     Except as otherwise provided by the 1940 Act or other applicable law, this Declaration of Trust or the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least a majority of the Trustees then in office, being present), within or without Ohio, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office (or such larger or different number as may be required by the 1940 Act or other applicable law).

     SECTION 3.3 CERTAIN CONTRACTS. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies, other type of organizations, or individuals ("Contracting Party") to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or of the Trust and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below as the Trustees may determine appropriate:

     (a) ADVISORY. Subject to the general supervision of the Trustees and in conformity with the stated policy of the Trustees with respect to the investments of the Trust or of the assets belonging to any Series of Shares of the Trust (as that phrase is defined in subsection (a) of Section 4.2), to manage such investments and assets, make investment decisions with respect thereto, and to place purchase and sale orders for portfolio transactions relating to such investments and assets;

     (b) ADMINISTRATION. Subject to the general supervision of the Trustees and in conformity with any policies of the Trustees with respect to the operations of the Trust, to supervise all or any part of the operations of the Trust, and to provide all or any part of the administrative and clerical personnel, office space and office equipment and services appropriate for the efficient administration and operations of the Trust;

     (c) DISTRIBUTION. To distribute the Shares of the Trust, to be principal underwriter of such Shares, and/or to act as agent of the Trust in the sale of Shares and the acceptance or rejection of orders for the purchase of Shares;

     (d) CUSTODIAN AND DEPOSITORY. To act as depository for and to maintain custody of the property of the Trust and accounting records in connection therewith;

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     (e)  TRANSFER AND DIVIDEND  DISBURSING  AGENCY.  To maintain records of the ownership of outstanding Shares, the issuance and redemption and the transfer thereof, and to disburse any dividends declared by the Trustees and in accordance with the policies of the Trustees and/or the instructions of any particular Shareholder to reinvest any such dividends;

     (f)  SHAREHOLDER  SERVICING.   To  provide  service  with  respect  to  the
          relationship of the Trust and its Shareholders, records with respect to Shareholders and their Shares, and similar matters; and

     (g) LEGAL, ACCOUNTING, TAXES AND OTHER. To handle all or any part of the legal, accounting, tax or other responsibilities, whether with respect to the Trust's properties, Shareholders or otherwise.

The same person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust and/or the Trustees, and the contracts with respect thereto may contain such terms interpretive of or in addition to the delineation of the services, duties and responsibilities provided for, including provisions that are not inconsistent with the 1940 Act relating to the standard of duty of and the rights to indemnification of the Contracting Party and others, as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or a Contracting Party from entering into sub-contractual arrangements relative to any of the matters referred to in Sections 3.3(a) through (g) hereof.

     Subject to the provisions of the 1940 Act, the fact that:

          (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any Contracting Party or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust, or that

          (ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other organizations, or has other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust and/or the Trustees or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders, provided that in the case of any relationship or interest referred to in the preceding clause (i) on the part of any Trustee or officer of the Trust either (1) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith reasonably justified by such facts by a majority of such Trustees not having any such relationship or interest (even though such unrelated or disinterested Trustees are less than a quorum of all of the Trustees), or (2) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by the Shareholders.

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     SECTION 3.4    PAYMENT OF TRUST EXPENSES AND COMPENSATION OF TRUSTEES.  The
Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, and to charge or allocate the same to, between or among such one or more of the Series that may be established and designated pursuant to Article IV, as the Trustees deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser, administrator, distributor, principal underwriter, auditor, counsel, depository, custodian, transfer agent, dividend disbursing agent,
accounting   agent,   shareholder   servicing  agent,  and  such  other  agents,
consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur. Without limiting the generality of any other provision hereof, the Trustees shall be entitled to reasonable compensation from the Trust for their services as Trustees and may fix the amount of such compensation.

     SECTION 3.5 OWNERSHIP OF ASSETS OF THE TRUST. Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees.

                                   ARTICLE IV
                                   ----------

                                     SHARES
                                     ------

     SECTION 4.1 DESCRIPTION OF SHARES. The beneficial interest in the Trust shall be divided into Shares, all without par value, but the Trustees shall have the authority from time to time to divide the Shares into two or more Series of Shares, as they deem necessary or desirable, to establish and designate such Series, and to fix and determine the relative rights and preferences as between the different Series of Shares as to right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the several Series shall have separate voting rights or no voting rights and to determine such other terms and conditions of such Series as the Trustees determine to be appropriate. Except as aforesaid all Shares of the different Series shall be identical.

     The Shares of each Series may be issued or reissued from time to time in one or more classes ("Classes"), as determined by the Board of Trustees pursuant to resolution. Each Class shall be appropriately designated, prior to the issuance of any shares thereof, by some distinguishing letter, number or title. All Shares within a Class shall be alike in every particular. All Shares of each Series shall be of equal rank and have the same powers, preferences and rights, and shall be subject to the same qualifications, limitations and restrictions without distinction between the Shares of different Classes thereof, except with respect to such differences among such Classes, as the Board of Trustees shall from time to time determine to be necessary or desirable, including differences in the rate or rates of dividends or distributions. The Board of Trustees may from time to time increase the number of Shares allocated to any Class already created by providing that any unissued Shares of the applicable Series shall constitute part of such Class, or may decrease the number of Shares allocated to any Class already created by providing that any unissued Shares previously assigned to such Class shall no longer constitute part thereof. The Board of Trustees is hereby empowered to classify or reclassify from time to time any unissued Shares of each Series by fixing or altering the terms thereof and by assigning such unissued shares to an existing or newly created Class. Notwithstanding anything to the contrary in this paragraph the Board of Trustees is hereby empowered (i) to redesignate any issued Shares of any Series by assigning a distinguishing letter, number or title to such Shares and (ii) to reclassify all or any part of the issued Shares of any Series to make them part of an existing or newly created Class. The number of authorized Shares and the number of Shares of each Series that may be issued is unlimited, and the Trustees may issue Shares of any Series for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable (but may be subject to mandatory redemption by the Trust as provided in subsection (g) of
Section 4.2). The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series reacquired by the Trust.

     The Trustees may from time to time close the transfer books or establish record dates and times for the purposes of determining the holders of Shares entitled to be treated as such, to the extent provided or referred to in Section 5.3.

     The establishment and designation of any Series of Shares in addition to that established and designated in Section 4.2, or of any Class of Shares, shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or Class, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated the Trustees may by an instrument executed by a majority of their number abolish that Series or Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration of Trust.

     Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested may acquire, own, hold and dispose of Shares of any Series of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series generally.

     Section 4.2 ESTABLISHMENT AND DESIGNATION OF SERIES. Without limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Series, the Trustees hereby establish and designate one Series of Shares: "Appleton Equity Fund". The Shares of this Series and any Shares of any further Series that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Series or Class at the time of establishing and designating the same) have the following relative rights and preferences:

     (a) ASSETS BELONGING TO SERIES. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that Series as provided in the following sentence, are herein referred to as "assets belonging to" that Series. In the event that there are any assets, incomes, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series (collectively "General Items"), the Trustees shall allocate such General Items to and among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

          The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

     (b) LIABILITIES BELONGING TO SERIES. The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a Series are herein referred to as "liabilities belonging to" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series for all purposes.

     (c) DIVIDENDS. Dividends and distributions on Shares of a particular Series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series, from such of the estimated income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series. All dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure, and except that if Classes have been established for any Series, the rate of dividends or distributions may vary among such Classes pursuant to resolution, which may be a standing resolution, of the Board of Trustees. Such dividends and distributions may be made in cash or Shares or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with subsection (h) of Section 4.2.

          The Trust intends to qualify each Series as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Trust, the Board of Trustees shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Trustees, to enable each Series to qualify as a regulated investment company and to avoid liability of the Series for federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Trustees to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of each Series for such tax.

     (d) LIQUIDATION. In event of the liquidation or dissolution of the Trust, the Shareholders of each Series that has been established and designated shall be entitled to receive, as a Series, when and as declared by the Trustees, the excess of the assets belonging to that Series over the liabilities belonging to that Series. The assets so distributable to the Shareholders of any particular Series shall be distributed among such Shareholders in proportion to the number of Shares of that Series held by them and recorded on the books of the Trust. The liquidation of any particular Series may be authorized by vote of a majority of the Trustees then in office subject to the approval of a majority of the outstanding voting Shares of that Series, as defined in the 1940 Act.

     (e) VOTING. All shares of all Series shall have "equal voting rights" as such term is defined in the 1940 Act and except as otherwise provided by that Act or rules, regulations or orders promulgated thereunder. On each matter submitted to a vote of the Shareholders, all Shares of all Series shall vote as a single class ("Single Class Voting"); provided, however, that (a) as to any matter with respect to which a separate vote of any Series is required by the 1940 Act, or rules and regulations promulgated thereunder, or would be required under the Ohio General Corporation Law if the Trust were an Ohio corporation, such requirements as to a separate vote by that Series shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more Series, then, subject to (c) below, the Shares of all other Series shall vote as a single class; and (c) as to any matter which does not affect the interest of a particular Series, only the holders of Shares of the one or more affected Series shall be entitled to vote.

     (f) REDEMPTION BY SHAREHOLDER. Each holder of Shares of a particular Series shall have the right, at such times as may be permitted by the Trust but no less frequently than once each week, to require the Trust to redeem all or any part of his or her Shares of that Series at a redemption price equal to the net asset value per Share of that Series next determined in accordance with subsection (h) of this Section 4.2 after the Shares are properly tendered for redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other assets belonging to the Series of which the Shares being redeemed are part, at the value of such securities or assets used in such determination of net asset value. If so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting redemptions, at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act and may, from time to time, pursuant to the 1940 Act, suspend such right of redemption.

          Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series to require the Trust to redeem Shares of that Series during any period or at any time when and to the extent permissible under the 1940 Act, and such redemption is conditioned upon the Trust having funds or property legally available therefor.

     (g) REDEMPTION BY TRUST. Each Share of each Series that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Share was then being redeemed by the Shareholder pursuant to subsection (f) of this
          Section 4.2: (a) at any time, if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to all or any of the holders of the Shares, or any Series thereof, of the Trust, or (b) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of Shareholder accounts of a minimum amount. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

     (h) NET ASSET VALUE. The net asset value per Share of any Series shall be the quotient obtained by dividing the value of the net assets of that Series (being the value of the assets belonging to that Series less the liabilities belonging to that Series) by the total number of Shares of that Series outstanding, all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

          The net asset value of each outstanding Share of the Trust shall be determined at least once on each day that the New York Stock Exchange is open for business, and at such other times as the Trustees by resolution may determine. The method of determination of net asset value shall be determined by the Trustees and shall be as set forth in the Prospectus. Separate determinations of net asset value shall be made for Shares of each Series, if any, and separate classes of each series, if any, with respect to which specific assets of the Trust have been allocated. The power and duty to make the daily calculations may be delegated by the Trustees to the investment adviser, the custodian, the transfer agent or such other person as the Trustees by resolution may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

     (i) TRANSFER. All Shares of each particular Series shall be transferable, but transfers of Shares of a particular Series will be recorded on the Share transfer records of the Trust applicable to that Series only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Series and at such other times as may be permitted by the Trustees.

          Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer. Any person becoming entitled to any Shares in consequence of death, bankruptcy or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the registrar of Shares as the holder of such Shares upon production of the proper evidence thereof to the transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer of agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

     (j) EQUALITY. All Shares of each particular Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities belonging to that Series), and each Share of any particular Series shall be equal to each other Share of that Series; but the provisions of this sentence shall not restrict any distinctions permissible under subsection (c) of this Section 4.2 that may exist with respect to dividends and distributions on Shares of the same Series. The Trustees may from time to time divide or combine the Shares of any particular Series into a greater or lesser number of Shares of that Series without thereby changing the proportionate beneficial interest in the assets belonging to that Series or in any way affecting the rights of Shares of any other Series.

     (k) FRACTIONS. Any fractional Share of any Series or Class, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

     (l) CONVERSION RIGHTS. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that holders of Shares of any Series shall have the right to convert said Shares into Shares of one or more other Series of Shares in accordance with such requirements and procedures as may be established by the Trustees.

     SECTION 4.3 OWNERSHIP OF SHARES. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series that has been established and designated. No certificates certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Series and Class held from time to time by each such Shareholder.

     SECTION 4.4 INVESTMENTS IN THE TRUST. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares whether or not conforming to such authorized terms.

     SECTION 4.5 NO PREEMPTIVE RIGHTS. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

     SECTION 4.6 STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

                                    ARTICLE V
                                    ---------

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS
                    ----------------------------------------

     SECTION 5.1 VOTING POWERS. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 3.1,
(ii) with  respect to any  contract  with a  Contracting  Party as  provided  in
Section 3.3 as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Series to the extent and as provided in Sections 7.1 and 7.2, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.4, and (v) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of any Trustee or Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the Bylaws to be taken by Shareholders.

     SECTION 5.2 MEETINGS. Meetings (including meetings involving only the holders of Shares of one or more but less than all Series) of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust. The Trustees shall promptly call and give notice of a meeting of Shareholders for the purpose of voting upon removal of any Trustee of the Trust when requested to do so in writing by Shareholders holding not less than 10% of the Shares then outstanding. If the Trustees shall fail to call or give notice of any meeting of Shareholders (including a meeting involving only the holders of Shares of one or more but less than all Series) for a period of 30 days after written application by Shareholders holding at least 25% of the Shares then outstanding requesting a meeting be called for any other purpose requiring action by the Shareholders as provided herein or in the Bylaws, then Shareholders holding at least 25% of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

     SECTION 5.3 RECORD DATES. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than 60 days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or (subject to any provisions permissible under subsection (c) of Section 4.2 with respect to dividends or distributions on Shares that have not been ordered and/or paid for by the time or times established by the Trustees under the applicable dividend or distribution program or procedure then in effect) to be treated as a Shareholder of record for purposes of such other action, even though he or she has since that date and time disposed of his or her Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.

     SECTION 5.4 QUORUM AND REQUIRED VOTE. A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice. A majority of the Shares voted, at a meeting of which a quorum is present, shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the Bylaws.

     SECTION 5.5 ACTION BY WRITTEN CONSENT. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such other proportion thereof as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the Bylaws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

     SECTION 5.6 INSPECTION OF RECORDS. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted stockholders of an Ohio corporation under the Ohio General Corporation Law.

     SECTION 5.7    ADDITIONAL  PROVISIONS.   The  Bylaws  may  include  further
provisions for Shareholders' votes and meetings and related matters not inconsistent with the provisions hereof.

                                   ARTICLE VI
                                   ----------

                    LIMITATION OF LIABILITY; INDEMNIFICATION
                    ----------------------------------------

     SECTION 6.1 TRUSTEES, SHAREHOLDERS, ETC. NOT PERSONALLY LIABLE; NOTICE. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust or the Trustees and not personally. Nothing in this Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

     Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the State of Ohio and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

     SECTION 6.2 TRUSTEE'S GOOD FAITH ACTION; EXPERT ADVICE; NO BOND OR SURETY. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall only be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of

Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, counsel, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 3.3. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties. Nothing stated herein is intended to detract from the protection accorded to Trustees by Ohio Revised Code Sections 1746.08 and 1701.59, as amended from time to time.

     SECTION 6.3 INDEMNIFICATION OF SHAREHOLDERS. In case any Shareholder or former Shareholder shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability.

     SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") to the fullest extent now or hereafter permitted by law against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

     SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     SECTION 6.7 LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

                                   ARTICLE VII
                                   -----------

                                  MISCELLANEOUS
                                  -------------

     SECTION 7.1 DURATION AND TERMINATION OF TRUST. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by a majority of the Trustees then in office subject to a favorable vote of a majority of the outstanding voting Shares, as defined in the 1940 Act, of each Series voting separately by Series.

     Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash, securities or other property, or any combination thereof, and distribute the proceeds to the Shareholders, in conformity with the provisions of subsection (d) of Section 4.2.

     SECTION 7.2 REORGANIZATION. The Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more Series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Series the assets of which are so transferred; provided, however, that if shareholder approval is required by the 1940 Act, no assets belonging to any particular Series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of that Series. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various Series the assets belonging to which have so been transferred) among the Shareholders of the Series the assets belonging to which have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.

     SECTION 7.3 INCORPORATION. With the approval of the holders of the majority of the Shares outstanding and entitled to vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Unless otherwise required by applicable law, nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organizations or entities.

     SECTION 7.4 AMENDMENTS. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder, Trustee or officer, employee, or any agent of the Trust or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder, Trustee, officer, or agent of the Trust involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees), when authorized so to do by the vote in accordance with subsection (e) of Section 4.2 of Shareholders holding a majority of the Shares entitled to vote, except that amendments either
(a) establishing and designating any new Series of Shares not established and designated in Section 4.2, or any Class or (b) having the purpose of changing the name of the Trust or the name of any Shares theretofore established and designated or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision hereof which is internally inconsistent with any other provision hereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and applicable regulations for the Trust's obtaining the most favorable treatment thereunder available to regulated investment companies, shall not require authorization by Shareholder vote. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

     SECTION 7.5 FILING OF COPIES; REFERENCES; HEADINGS. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the State of Ohio, as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein," "hereof" and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. The masculine gender shall include the feminine and neuter genders. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

     SECTION 7.6 APPLICABLE LAW. This Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Ohio, as the same may be amended from time to time. The Trust shall be of the type referred to in Section 1746.01 of the Ohio Revised Code, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

     SECTION 7.7 COUNTERPARTS. This Declaration of Trust may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     SECTION 7.8 RELIANCE BY THIRD PARTIES. Any certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee hereunder, or a duly elected Secretary or Assistant Secretary of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration of Trust, (e) the form of any Bylaws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as the matters so certified in favor of any person dealing with Trustees and their successors.

     SECTION 7.9 PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS. (a) The provisions of this Declaration of Trust, are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in the conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or other applicable laws and regulations, the conflicting provisions shall be deemed never to have constituted a part of this Declaration of Trust, provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provisions of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand for himself or herself and his or her assigns, as of the day and year first above written.


                                        /s/ James I. Ladge

COMMONWEALTH OF MASSACHUSETTS  )
                               )        ss:  Norfolk
CITY OF BOSTON                 )

     Before me, a Notary Public in and for said county and state, personally appeared the above named James I. Ladge who acknowledged that he or she did sign the foregoing instrument and that the same is her free act and deed.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 31st day of October, 2000.


                                        /s/ Michele Dawn Abbruzzese

                                        Notary Public

My Commission Expires: 3/25/05

                               THE APPLETON FUNDS
                               ------------------

                       AGREEMENT AND DECLARATION OF TRUST
                       ----------------------------------

                                                                            PAGE
                                                                            ----

ARTICLE I.          NAME AND DEFINITIONS...................................    1
----------

Section 1.1         Name...................................................    1

Section 1.2         Definitions............................................    1

                    (a)  "Trust"...........................................    1
                    (b)  "Trustees"........................................    1
                    (c)  "Shares"..........................................    1
                    (d)  "Series"..........................................    1
                    (e)  "Shareholder".....................................    2
                    (f)  "1940 Act"........................................    2
                    (g)  "Commission"......................................    2
                    (h)  "Declaration of Trust"............................    2
                    (i)  "Bylaws"..........................................    2

ARTICLE II.         PURPOSE OF TRUST.......................................    2
-----------

ARTICLE III.        THE TRUSTEES...........................................    2
------------

Section 3.1         Number, Designation, Election, Term, etc...............    2

                    (a)  Initial Trustee...................................    2
                    (b)  Number............................................    2
                    (c)  Term..............................................    2
                    (d)  Resignation and Retirement........................    3
                    (e)  Removal...........................................    3
                    (f)  Vacancies.........................................    3
                    (g)  Effect of Death, Resignation, etc.................    4
                    (h)  No Accounting.....................................    4
                    (i)  Meetings..........................................    4
                    (j)  Officers..........................................    5
                    (k)  Bylaws............................................    5

Section 3.2         Powers of the Trustees.................................    5

                    (a)  Investments.......................................    6
                    (b)  Disposition of Assets.............................    6
                    (c)  Ownership Powers..................................    6

                    (d)  Subscription......................................    6
                    (e)  Form of Holding...................................    6
                    (f)  Reorganization, etc...............................    6
                    (g)  Voting Trusts, etc................................    6
                    (h)  Compromise........................................    7
                    (i)  Partnerships, etc.................................    7
                    (j)  Borrowing and Security............................    7
                    (k)  Guarantees, etc...................................    7
                    (l)  Insurance.........................................    7
                    (m)  Pensions, etc.....................................    7
                    (n)  Disposition of Shares.............................    7

Section 3.3         Certain Contracts......................................    8

                    (a)  Advisory..........................................    8
                    (b)  Administration....................................    8
                    (c)  Distribution......................................    8
                    (d)  Custodian and Depository..........................    8
                    (e)  Transfer and Dividend Disbursing Agency...........    9
                    (f)  Shareholder Servicing.............................    9
                    (g)  Legal, Accounting, Taxes and Other................    9

Section 3.4         Payment of Trust Expenses and Compensation
                    of Trustees............................................   10

Section 3.5         Ownership of Assets of the Trust.......................   10

ARTICLE IV.         SHARES.................................................   10
-----------

Section 4.1         Description of Shares..................................   10

Section 4.2         Establishment and Designation of Series................   12

                    (a)  Assets Belonging to Series........................   12
                    (b)  Liabilities Belonging to Series...................   12
                    (c)  Dividends.........................................   13
                    (d)  Liquidation.......................................   13
                    (e)  Voting............................................   14
                    (f)  Redemption by Shareholder.........................   14
                    (g)  Redemption by Trust...............................   15
                    (h)  Net Asset Value...................................   15
                    (i)  Transfer..........................................   15
                    (j)  Equality..........................................   16
                    (k)  Fractions.........................................   16
                    (l)  Conversion Rights.................................   16

Section 4.3         Ownership of Shares....................................   16

Section 4.4         Investments in the Trust...............................   16

Section 4.5         No Preemptive Rights...................................   17

Section 4.6         Status of Shares and Limitation of Personal Liability..   17

ARTICLE V.          SHAREHOLDERS' VOTING POWERS AND MEETINGS...............   17
----------

Section 5.1         Voting Powers..........................................   17

Section 5.2         Meetings...............................................   17

Section 5.3         Record Dates...........................................   18

Section 5.4         Quorum and Required Vote...............................   18

Section 5.5         Action by Written Consent..............................   18

Section 5.6         Inspection of Records..................................   19

Section 5.7         Additional Provisions..................................   19

ARTICLE VI.         LIMITATION OF LIABILITY; INDEMNIFICATION...............   19
-----------

Section 6.1         Trustees, Shareholders, etc. Not Personally
                    Liable; Notice.........................................   19

Section 6.2         Trustee's Good Faith Action; Expert Advice;
                    No Bond or Surety......................................   19

Section 6.3         Indemnification of Shareholders........................   20

Section 6.4         Indemnification of Trustees, Officers, etc.............   20

Section 6.5         Advances of Expenses...................................   20

Section 6.6         Indemnification Not Exclusive, etc.....................   21

Section 6.7         Liability of Third Persons Dealing with Trustees.......   21

ARTICLE VII.        MISCELLANEOUS..........................................   21
------------

Section 7.1         Duration and Termination of Trust......................   21

Section 7.2         Reorganization.........................................   21

Section 7.3         Incorporation..........................................   22

Section 7.4         Amendments.............................................   22

Section 7.5         Filing of Copies; References; Headings.................   22

Section 7.6         Applicable Law.........................................   23

Section 7.7         Counterparts...........................................   23

Section 7.8         Reliance by Third Parties..............................   23

Section 7.9         Provisions in Conflict with Law or Regulations.........   23

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